DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2012
DISCONTINUED OPERATIONS
Schedule of results of operations of Vimicro Wuxi and mobile business and Visiondigi were separately presented on the consolidated statements of operations and comprehensive loss under Discontinued Operations

	For the Year Ended December 31
	2010	2011	2012
Net revenue	27,185	12,539	1,367
Cost of revenue	(22,649)	(11,407)	(2,430)
Gross profit	4,536	1,132	(1,063)
Operating expenses	(24,845)	(15,027)	(1,289)
Net loss from operations before income tax	(20,309)	(13,895)	(2,352)
Other income/(loss)	17	9	(17)
Income tax expense	664	(1,278)	—
Net loss from operations	(19,628)	(15,164)	(2,369)
Net loss on disposal	(452)	(1,554)	(740)
Net loss	(20,080)	(16,718)	(3,109)